OMB APPROVAL
UNITED STATES	OMB Number: 3235-0060
SECURITIES AND EXCHANGE COMMISSION	Expires: February 28, 2013
Washington, D.C. 20549	Estimated average burden
hours per response.........5.68

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 19, 2012

DM Products, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-165961	45-0460095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 2458, Walnut Creek, CA	94595
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	925-943-2090

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

On April 11, 2012, the Board of Directors of DM Products, Inc. (“DMP”) entered into a resolution for the formation of a wholly owned subsidiary corporation, ELK Films, Inc. (“ELK”), a California corporation.  Articles of Incorporation were filed with the California Secretary of State on April 12, 2012.  The subsidiary has been established to become a film distribution and production company in the motion picture industry.  DM Products is currently in negotiations with experienced management personnel who have long standing relationships in theatrical placement and Print & Advertising.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

8.2           Articles of Incorporation,   ELK Films

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DM Products, Inc.

Date: April 19, 2012	By:	/s/ Kurtis L. Cockrum
Name: Kurtis L. Cockrum
Title: President and Board Chairman